Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Merlyn.AI SectorSurfer Momentum ETF

Ticker Symbol: DUDE

Listed on CBOE BZX Exchange, Inc.

Merlyn.AI BullRider BearFighter ETF

Ticker Symbol: WIZ

Listed on The Nasdaq Stock Market

Merlyn.AI Best-of-Breed Core Momentum ETF

Ticker Symbol: BOB

Listed on CBOE BZX Exchange, Inc.

Merlyn.AI Tactical Growth and Income ETF

Ticker Symbol: SNUG

Listed on The Nasdaq Stock Market

(collectively, the “Funds”)

Supplement dated June 3, 2022, to the Funds’

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated January 31, 2022

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”), be retained for future reference and is in addition to any existing Fund Supplement(s). This Supplement supersedes any prior Supplement(s) related to the same sections of the applicable Summary Prospectus, Prospectus or SAI.

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SumGrowth Strategies LLC (the “Index Developer”) licenses certain indices to Merlyn.AI Corporation that are used in the management of each of the Funds. The Index Developer has advised Empowered Funds, LLC, the investment adviser to each of the Funds, of the following updates with respect to the index methodology. Accordingly, the following changes are made to the Prospectus regarding the description of portfolio construction, effective immediately:

The Additional Information About the Indices section on page 39 of the Prospectus is hereby revised to delete and replace the fifth paragraph through the end of the section as follows:

Each Index uses a proprietary market risk indicator (called the Bull/Bear Indicator) that seeks to determine whether U.S. equity markets appear to be in an advancing market (a “Bull” market) or appear to have an elevated risk of market decline (a “Bear” market). The Bull/Bear Indicator is a computer algorithm that seeks to assess the risk of U.S. equity markets using four key metrics: price-trend, market momentum, value sentiment, and market volatility.

•	Price-trend indicates the degree to which U.S. market securities prices appear to be trending higher or lower.

•	Market momentum indicates the volume-adjusted, price-trend of U.S. equity market securities in seeking to assess investor conviction.

•	Value sentiment indicates the recent proportion of U.S. equity market securities making 52-week highs against those making 52-week lows.

•	Higher market volatility is generally correlated with a higher probability of declining markets and may indicate the possible onset of an extreme market decline.

Each Index remains constructed using a “Bull” or “Bear” methodology, as the case may be, until a subsequent event triggers a change. Shifts generally occur at month-end. Shifts may also occur at any other day of the month as well (sometimes referred to as “mid-month”) as described below. Each Index typically uses the following rules to determine when to shift between a “Bull” and a “Bear” methodology.

•	Bull to Bear: When any one of the first three metrics described above (i.e., price-trend, market momentum, value sentiment) is negative in value and it is declining further at month-end, the “Bear” indicator is triggered and each Index will be constructed via the Bear methodology. The “Bear” indicator may also be triggered at any time during the month when excess market volatility is indicated.

•	Bear to Bull: When one or more of the first three metrics described above is positive in value and the remaining metric(s) are increasing at month-end, the “Bull” indicator is triggered and the Index will be constructed via the Bull methodology. The “Bull” indicator may be triggered at any time during the month if a particularly sharp rebound follows a recent market decline.”

Notwithstanding the foregoing, there are circumstances which may trigger exceptions to the typical “Bull” / “Bear” index construction methodology described above, including among others:

•	whether certain investment categories (generally, equity markets) appear to be in an oversold condition;

•	whether a particularly sharp rebound follows a recent market decline (including situations where any one of the first three metrics described above (i.e., price-trend, market momentum, value sentiment) is negative in value and is declining further at month-end), in which case index construction at month-end would typically be “Bull” rather than “Bear”; and

•	when a particularly sharp rebound follows a recent market decline, whether all of the first three metrics described above (i.e., price-trend, market momentum, value sentiment) have begun declining, in which case index construction at month-end would typically disregard the fact that a particularly sharp rebound had followed a recent market decline, potentially resulting in index construction at month-end being “Bear” rather than “Bull”.